Exhibit 10.1
Execution Copy
COMMITMENT INCREASE AGREEMENT
(EXISTING LENDERS)
THIS COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of September 28, 2012 (the “Commitment Increase Effective Date”) is among each of the Lenders signatory hereto and listed on Schedule I hereto (each an “Existing CI Lender”) and Noble Energy, Inc., a Delaware corporation (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the other Agents and certain Lenders have entered into that certain Credit Agreement dated as of October 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Borrower has caused, pursuant to Section 2.9 of the Credit Agreement, that the Total Commitment be increased by an additional $1,000,000,000 to a total of $4,000,000,000.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01    Commitment Increase.
(a)    Pursuant to Section 2.9 of the Credit Agreement, effective as of the Commitment Increase Effective Date in accordance with Section 1.05 hereof, each Existing CI Lender’s Commitment is hereby increased in the amount set forth opposite such Existing CI Lender’s name on Schedule I hereto. Each Existing CI Lender’s total Commitment, after giving effect to such increase and/or certain assignments made on the Commitment Increase Effective Date, is also set forth opposite such Existing CI Lender’s name on Schedule I.
(b)    Attached hereto as Schedule II is a new “Schedule II” which replaces the existing Schedule II to the Credit Agreement, such new Schedule II reflecting the Total Commitment after giving effect to (i) the increase in each Existing CI Lender’s Commitment contemplated hereby, (ii) the joinder of certain additional financial institutions not already party to the Credit Agreement (each a “New CI Lender” and defined as a “CI Lender” in the Credit Agreement) as a Lender under the Credit Agreement pursuant to that certain Commitment Increase Agreement dated as of the Commitment Increase Effective Date among the New CI Lenders signatory thereto and the Borrower and (iii) any Lender Assignment Agreements effected concurrently herewith.
Section 1.02    Agreements. Each Existing CI Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own

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credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.9 of the Credit Agreement).
Section 1.03    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that as of the Commitment Increase Effective Date, immediately after giving effect to the terms of this Agreement, no Default or Event of Default has occurred and is continuing.
Section 1.04    Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.
Section 1.05    Effectiveness. This Agreement shall become effective on the Commitment Increase Effective Date in accordance with Section 2.9 of the Credit Agreement.
Section 1.06    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.07    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.
Section 1.08    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.09    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.2 of the Credit Agreement.
Section 1.10    Loan Document. This Agreement is a Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

NOBLE ENERGY, INC., as the Borrower
By:	/s/ Gerald M. Stevenson
Name: Gerald M. Stevenson
Title: Vice President and Treasurer

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ACKNOWLEDGED AND ACCEPTED BY:

JPMORGAN CHASE BANK, N.A.,     as
Administrative Agent and an Existing CI Lender

By:    /s/ Debra Hrelja
Name:     Debra Hrelja
Title:    Vice President

Signature Page
Commitment Increase Agreement (Existing Lenders)

BANK OF AMERICA, N.A., as an Existing CI Lender

By:    /s/ Christopher Renyi
Name:    Christopher Renyi
Title:    Vice President

Signature Page
Commitment Increase Agreement (Existing Lenders)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Existing CI Lender

By:    /s/ Maria Ferradas
Name:    Maria Ferradas
Title:    Vice President

Signature Page
Commitment Increase Agreement (Existing Lenders)

CITIBANK, N.A., as an Existing CI Lender

By:    /s/ John F. Miller
Name:     John F. Miller
Title:    Attorney-in-Fact

Signature Page
Commitment Increase Agreement (Existing Lenders)

DNB BANK ASA, as an Existing CI Lender

By:    /s/ Thomas Tangen
Name:     Thomas Tangen
Title:    Senior Vice President
Head of Corporate Banking

By:    /s/ Pal Boger
Name:    Pal Boger
Title:    Vice President

Signature Page
Commitment Increase Agreement (Existing Lenders)

MIZUHO CORPORATE BANK, LTD.,
as an Existing CI Lender

By:    /s/ Leon Mo
Name:     Leon Mo
Title:    Authorized Signatory

Signature Page
Commitment Increase Agreement (Existing Lenders)

BARCLAYS BANK PLC, as an Existing CI Lender

By:    /s/ Michael Mozer
Name:    Michael Mozer
Title:    Vice President

Signature Page
Commitment Increase Agreement (Existing Lenders)

COMPASS BANK, as an Existing CI Lender

By:    /s/ Ann Van Wagener
Name:    Ann Van Wagener
Title:    Vice President

Signature Page
Commitment Increase Agreement (Existing Lenders)

DEUTSCHE BANK AG NEW YORK BRANCH, as an Existing CI Lender

By:    /s/ Ming K. Chu
Name: Ming K. Chu
Title:    Vice President

By:    /s/ Andreas Neumeier
Name: Andreas Neumeier
Title:    Managing Director

Signature Page
Commitment Increase Agreement (Existing Lenders)

HSBC BANK USA, NATIONAL ASSOCIATION, as an Existing CI Lender

By:    /s/ Mercedes Ahumada
Name:    Mercedes Ahumada
Title:    Vice President

Signature Page
Commitment Increase Agreement (Existing Lenders)

LLOYDS TSB BANK PLC, as an Existing CI Lender

By:    /s/ Stephen Giacolone
Name:     Stephen Giacolone
Title:    Assistant Vice President (G011)

By:    /s/ Julia R. Franklin
Name:     Julia R. Franklin
Title:    Vice President (F014)

Signature Page
Commitment Increase Agreement (Existing Lenders)

SUMITOMO MITSUI BANKING CORPORATION, as an Existing CI Lender

By:    /s/ Shuji Yabe
Name: Shuji Yabe
Title:    Managing Director

Signature Page
Commitment Increase Agreement (Existing Lenders)

U.S. BANK NATIONAL ASSOCIATION,
as an Existing CI Lender

By:    /s/ John Prigge
Name:    John Prigge
Title:    Vice President

Signature Page
Commitment Increase Agreement (Existing Lenders)

MORGAN STANLEY BANK, N.A.
as an Existing CI Lender

By:    /s/ Kelly Chin
Name:    Kelly Chin
Title:    Authorized Signatory

Signature Page
Commitment Increase Agreement (Existing Lenders)

BMO HARRIS FINANCING, INC.,
as an Existing CI Lender

By:    /s/ Gumaro Tijerina
Name:    Gumaro Tijerina
Title:    Director

Signature Page
Commitment Increase Agreement (Existing Lenders)

CIBC INC., as an Existing CI Lender

By:    /s/ Trudy Nelson
Name: Trudy Nelson
Title:    Authorized Signatory

By:    /s/ Richard Antl
Name: Richard Antl
Title:    Authorized Signatory

Signature Page
Commitment Increase Agreement (Existing Lenders)

SOCIETE GENERALE, as an Existing CI Lender

By:    /s/ Anson D. Williams
Name:     Anson D. Williams
Title:    Director

Signature Page
Commitment Increase Agreement (Existing Lenders)

SCHEDULE I
SCHEDULE OF COMMITMENT INCREASES

EXISTING LENDER	COMMITMENT INCREASE	COMMITMENTS (After Giving Effect to Increase And/Or Assignments)
JPMorgan Chase Bank, N.A.	$30,000,000	$280,000,000
Bank of America, N.A.	$30,000,000	$280,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$105,000,000	$280,000,000
Citibank, N.A.	$30,000,000	$280,000,000
DNB BANK ASA	$5,000,000	$280,000,000
Mizuho Corporate Bank, Ltd.	$30,000,000	$280,000,000
Barclays Bank PLC	$15,000,000	$160,000,000
Compass Bank	$15,000,000	$160,000,000
Deutsche Bank AG New York Branch	$15,000,000	$160,000,000
HSBC Bank USA, National Association	$15,000,000	$160,000,000
Lloyds TSB Bank plc	$15,000,000	$160,000,000
Sumitomo Mitsui Banking Corporation	$15,000,000	$160,000,000
U.S. Bank National Association	$15,000,000	$160,000,000
Morgan Stanley Bank, N.A.	$50,000,000	$125,000,000
BMO Harris Financing, Inc.	$15,000,000	$75,000,000
CIBC Inc.	$15,000,000	$75,000,000
Societe Generale	$15,000,000	$75,000,000

Schedule I

SCHEDULE II
SCHEDULE OF COMMITMENTS

NAME OF LENDER	COMMITMENTS
JPMorgan Chase Bank, N.A.	$280,000,000
Bank of America, N.A.	$280,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$280,000,000
Citibank, N.A.	$280,000,000
DNB BANK ASA	$280,000,000
Mizuho Corporate Bank, Ltd.	$280,000,000
Barclays Bank PLC	$160,000,000
Compass Bank	$160,000,000
Deutsche Bank AG New York Branch	$160,000,000
HSBC Bank USA, National Association	$160,000,000
Lloyds TSB Bank plc	$160,000,000
Sumitomo Mitsui Banking Corporation	$160,000,000
U.S. Bank National Association	$160,000,000
Wells Fargo Bank, National Association	$160,000,000
Morgan Stanley Bank, N.A.	$125,000,000
BMO Harris Financing, Inc.	$75,000,000
BNP Paribas	$75,000,000
Commonwealth Bank of Australia	$75,000,000
CIBC Inc.	$75,000,000
Royal Bank of Canada	$75,000,000
The Bank of Nova Scotia	$75,000,000
Societe Generale	$75,000,000
UBS Loan Finance LLC	$75,000,000
Fifth Third Bank	$60,000,000
Toronto Dominion (New York) LLC	$60,000,000
Branch Banking and Trust Company	$40,000,000
Bank of China, NY Branch	$40,000,000
PNC Bank, National Association	$40,000,000
Standard Chartered Bank	$40,000,000
The Bank of New York Mellon	$35,000,000
TOTAL	$4,000,000,000

Schedule II